Exhibit 32

BANK FIRST CORPORATION

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the  Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, Michael B. Molepske, the Chief Executive Officer and President of Bank First Corporation (the “Company”), and Kevin M. LeMahieu, the Chief Financial Officer of the Company, hereby certify that, to the best of their knowledge:

1.

The Company’s Annual Report on Form 10-K for the period ended December 31, 2021 (the “Report”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	March 16, 2022	By:	/s/Michael B. Molepske
Michael B. Molepske
Chief Executive Officer and President

Date:	March 16, 2022	By:	/s/Kevin M. LeMahieu
Kevin M. LeMahieu
Chief Financial Officer

This certification “accompanies” the Form 10-K to which it relates, is not deemed filed with the SEC and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (whether made before or after the date of the Form 10-K, irrespective of any general incorporation contained in such filing.)